                                                               EXHIBIT 31.2
                                                               ------------

                WINTHROP CALIFORNIA INVESTORS LIMITED PARTNERSHIP
                -------------------------------------------------
                            FORM 10-QSB JUNE 30, 2004
                            -------------------------

                                 CERTIFICATIONS

                  I, Thomas C. Staples, certify that:

             1.   I have reviewed this quarterly report on Form 10-QSB of
                  Winthrop California Investors Limited Partnership;

             2.   Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this
                  quarterly report;

             3.   Based on my knowledge, the financial statements, and other financial information included in this quarterly report,
                  fairly present in all material respects the financial
                  condition, results of operations and cash flows of the
                  Registrant as of, and for, the periods presented in this
                  quarterly report;

             4.   The Registrant's other certifying officer and I are
                  responsible for establishing and maintaining disclosure
                  controls and procedures (as defined in Exchange Act Rules
                  13a-15(e) and 15d-15(e)) for the Registrant and have:

                  a)  designed such disclosure controls and procedures, or
                      caused such disclosure controls and procedures to be
                      designed under our supervision, to ensure that material
                      information relating to the Registrant, including its
                      consolidated subsidiaries, is made known to us by others
                      within those entities, particularly during the period in
                      which this quarterly report is being prepared;

                  b)  evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our
                      conclusions about the effectiveness of the disclosure
                      controls and procedures, as of the end of the period
                      covered by this report based on such evaluation; and

                  c)  disclosed in this report any change in the Registrant's internal control over financial reporting that occurred
                      during the Registrant's most recent fiscal quarter that
                      has materially affected, or is reasonably likely to
                      materially affect, the Registrant's internal control over
                      financial reporting;

                                    17 of 19

                                                               EXHIBIT 31.2
                                                               ------------

                WINTHROP CALIFORNIA INVESTORS LIMITED PARTNERSHIP
                -------------------------------------------------
                            FORM 10-QSB JUNE 30, 2004
                            -------------------------

             5.   The Registrant's other certifying officer and I have
                  disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of the Registrant's board of directors
                  (or persons performing the equivalent functions):

                  a)  all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect
                      the Registrant's ability to record, process, summarize and report financial information; and

                  b)  any fraud, whether or not material, that involves
                      management or other employees who have a significant role
                      in the Registrant's internal control over financial
                      reporting.

                  Date: August 13, 2004           /s/ Thomas C. Staples
                                                  --------------------------
                                                  Thomas C. Staples
                                                  Chief Financial Officer

                                    18 of 19